Write-Downs of Long-Lived Assets (Long-Lived Assets and Liabilities Classified as Held for Sale) (Detail) - Discontinued Operations, Held-for-sale - Real estate properties and transportation equipment - JPY (¥)
¥ in Millions
	Dec. 31, 2021	Mar. 31, 2021
Long Lived Assets Held-for-sale [Line Items]
Investment in operating leases	¥ 19,384	¥ 8,055
Property under facility operations	8,034	0
Office facilities	3,953	0
Other assets	15,678	0
Other liabilities	¥ 1,882	¥ 0